UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2024, Stephen D. Griffin, Senior Vice President and Chief Financial Officer of VSE Corporation (the “Company”), notified the Company of his decision to resign from his position with the Company, effective May 29, 2024, to pursue an opportunity outside of the Aerospace industry. Mr. Griffin will remain an employee of the Company through May 29, 2024. Thereafter, he will serve in a transitional role until August 31, 2024, providing consulting and advisory services. The Company and Mr. Griffin intend to enter into a consulting agreement, the terms of which will be disclosed at a future date. Mr. Griffin’s departure is not related to the operations, financial reporting, policies, or practices of the Company.

On May 7, 2024, the Board of Directors of the Company appointed Tarang Sharma to serve as Interim Chief Financial Officer, effective May 27, 2024. Mr. Sharma, age 38, presently serves as Vice President, Controller and Corporate Development of the Company, which position he has held since January 2024. He previously served as the Company’s Vice President, Corporate Treasurer from 2021 to 2024 and Assistant Corporate Controller from 2015 to 2021. Prior to his roles with the Company, Mr. Sharma served as a Manager at PricewaterhouseCoopers LLP, an accounting firm, from 2010 to 2015 and as an Associate at Grant Thornton LLP, an accounting firm, from 2008 to 2010. Mr. Sharma holds a Master’s in Business Administration from Cornell University and a Bachelor of Science and a Master of Accountancy from the University of South Carolina.

Mr. Sharma has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. There is no arrangement or understanding between Mr. Sharma and any other person pursuant to which Mr. Sharma was appointed. Mr. Sharma does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.
On May 8, 2024, the Company issued a press release announcing leadership changes and the appointment of Mr. Sharma as Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number

99.1 Press release dated May 8, 2024, entitled "VSE Announces Leadership Transition"

104 Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 8, 2024	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary